UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 29, 2015 (April 27, 2015)

NEW SOURCE ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35809	38-3888132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
914 North Broadway, Suite 230
Oklahoma City, Oklahoma 73102
(405) 272-3028
(Address of Principal Executive Offices, Including Zip Code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Purchase Agreement
On April 27, 2015, New Source Energy Partners L.P., a Delaware limited partnership (the “Partnership”), entered into a purchase agreement (the “Purchase Agreement”) among the Partnership (for the limited purposes contained therein), Deylau, LLC, a Delaware limited liability company (“Deylau”), and 2100 Energy LLC, an Oklahoma limited liability company controlled by Larry E. Lee (“2100 Energy”). Prior to the consummation of the transactions contemplated by the Purchase Agreement, Deylau, an entity controlled by Kristian B. Kos, the Chief Executive Officer and Chairman of the Board of New Source Energy GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), owned 69.4% of the limited liability company interest in the General Partner.
Pursuant to the Purchase Agreement, (i) Deylau transferred of 26.5% of its limited liability company interest in the General Partner (which constitutes an 18.4% limited liability company interest in the General Partner) to 2100 Energy (the “Initial Transfer”), and (ii) following the Initial Transfer and the satisfaction of various conditions (including 2100 Energy causing one or a series of transactions to occur whereby one or more third parties will, subject to approval by the board of directors of the General Partner (the “Board”), transfer $150 million of oil and natural gas assets to a subsidiary of the Partnership), (A) Deylau will transfer its remaining limited liability company interest in the General Partner (which constitutes a 51.0% limited liability company interest in the General Partner) to 2100 Energy (the “Second Transfer”) and (B) the Partnership will transfer all of its limited liability company interest in MidCentral Energy GP, LLC, a Delaware limited liability company (“MCE GP”) and the general partner of MidCentral Energy Partners L.P., a Delaware limited partnership, to an entity owned, directly or indirectly, by Deylau and Signature Investments LLC, an Oklahoma limited liability company (“Signature”) wholly-owned by Dikran Tourian, the President and Chief Operating Officer of the General Partner and a member of the Board.
Deylau entered into the arrangement to facilitate potential acquisitions to grow the Partnership’s upstream business. Additionally, if the Second Transfer is consummated, the arrangement will allow the Partnership to restructure its oilfield services business either within its existing structure or as a stand-alone entity.
The Purchase Agreement provides further that if the Second Transfer has not been consummated prior to December 31, 2016, any party thereto may terminate the Purchase Agreement upon five days’ prior written notice to the other party. In such event of termination, the 18.4% limited liability company interest in the General Partner that was transferred to 2100 Energy in the Initial Transfer will automatically revert to Deylau. However, if 2100 Energy has presented at least three transactions or series of transactions to the Board that each qualifies as a Facilitated Transaction (as defined in the Purchase Agreement), then 2100 Energy will have the option, but not the obligation, to retain the 18.4% limited liability interest in the General Partner.
The Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. The Partnership has agreed to indemnify 2100 Energy for breach of certain representations and warranties regarding the Partnership and for other matters specified in the Purchase Agreement.
A copy of the Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.

Seventh Amendment to Credit Agreement
On April 27, 2015, the Partnership entered into a Seventh Amendment (the “Seventh Amendment”) to its Credit Agreement dated as of February 13, 2013, by and among the Partnership, as borrower, Bank of Montreal, as administrative agent, and the other lenders party thereto (the “Credit Agreement”). The Seventh Amendment amends certain provisions of the Credit Agreement, including those with respect to the transactions contemplated by the Purchase Agreement. The Seventh Amendment, among other things, (i) amends the Change in Control definition to provide for 2100 Energy’s acquisition of Deylau’s limited liability company interest in the General Partner through the Initial Transfer and the Second Transfer as provided in the Purchase Agreement, (ii) changes certain of the collateral requirements under the Credit Agreement, (iii) permits the Partnership to make certain cash distributions to the holders of common units representing limited partner interests in the Partnership (“Common Units”) that are not otherwise permitted by the Credit Agreement and (iv) permits the Partnership to dispose all of its limited liability company interest in MCE GP upon the satisfaction of various conditions (including 2100 Energy causing one or a series of transactions to occur whereby one or more third parties will, subject to approval by the Board, transfer a$150 million of oil and natural gas assets to a subsidiary of the Partnership) as described in the Purchase Agreement.
A copy of the Seventh Amendment is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The description of the Seventh Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amendment.
Exchange Agreement
On April 27, 2015, the Partnership entered into an exchange agreement with the General Partner (the “Exchange Agreement”). Pursuant to the Exchange Agreement, the General Partner eliminated the economic portion of its general partner interest in the Partnership and canceled all of its general partner units in exchange for the issuance by the Partnership of an equivalent amount of 155,102 Common Units, which were subsequently distributed to the members of the General Partner pro rata in accordance with their ownership interest. The general partner interest ceased to be an economic interest in the Partnership; however, the General Partner is continuing to be the general partner of the Partnership.
A copy of the Exchange Amendment is filed as Exhibit 10.3 hereto and is incorporated herein by reference. The description of the Exchange Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Amendment.
Material Relationships Among the Parties
Mr. Kos, Chief Executive Officer of the General Partner and Chairman of the Board, through his 100% ownership interest of Deylau, owned approximately 69.4% of the outstanding membership interests in the General Partner prior to the entry into the Purchase Agreement. After giving effect to the transfer of membership interests in the General Partner contemplated by the Purchase Agreement, Mr. Kos and entities he controls collectively own (i) 51.0% of the General Partner and (ii) 1,032,377 Common Units, for an aggregate limited partner interest in the Partnership of approximately 6.2%.
Mr. Tourian, President and Chief Operating Officer of the General Partner and a member of the Board, owns 100% of Signature and 790,987 Common Units through his ownership of Signature. As a result, Mr. Tourian, through Signature, indirectly owns a limited partner interest in the Partnership of approximately 4.7%.

The conflicts committee of the Board (the “Conflicts Committee”) reviewed the Purchase Agreement, Amendment No. 2 (as defined below) and the Exchange Agreement and related terms and agreements, engaged and consulted with independent financial and legal advisors with respect thereto, and granted “special approval” with respect to the Purchase Agreement pursuant to the Partnership’s First Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”). The Board approved the Purchase Agreement following the approval and recommendation of its Conflicts Committee, which consists of three directors meeting the Partnership’s independence criteria and the New York Stock Exchange’s listing standards for independence.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above under the heading “Seventh Amendment to Credit Agreement” is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 above under the heading “Exchange Agreement” regarding the issuance by the Partnership of Common Units to the General Partner on April 27, 2015 as consideration for the consummation of the transactions contemplated by the Exchange Agreement is incorporated herein by reference. The Common Units were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act.
Item 3.03 Material Modification to Rights of Security Holders.
The information included under the heading “Seventh Amendment to Credit Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.
Item 5.01 Changes in Control of Registrant.
As described above, the Partnership entered into the Purchase Agreement on April 27, 2015 with Deylau and 2100 Energy, which provides for the transfer of Deylau’s limited liability company interest in the General Partner as follows: (i) the Initial Transfer (18.4% limited liability company interest in the General Partner) occurred simultaneously with the closing of the transactions contemplated by the Purchase Agreement and (ii) the Second Transfer (51.0% limited liability company interest in the General Partner) will occur if certain conditions are satisfied (including 2100 Energy causing one or a series of transactions to occur whereby one or more third parties will, subject to approval by the Board, transfer an agreed-upon amount of oil and natural gas assets to a Partnership subsidiary).
Prior to the Initial Transfer, the General Partner was owned 69.4% by Deylau, an entity controlled by Mr. Kos, 25% by the David J. Chernicky Trust, and 5.6% by New Source Energy Corporation, a Delaware corporation (“NSEC”). Mr. Kos owns 100% of Deylau and as a result, prior to the consummation of each of the Initial Transfer and the Second Transfer, may be deemed to control the General Partner, and through such control of the General Partner, the Partnership. Pursuant to the Partnership Agreement of the Partnership, the General Partner manages and operates the Partnership. Mr. Kos also owns 1,032,377 Common Units, which represents a 6.2% limited partner interest in the Partnership.

As a result of the Initial Transfer, the General Partner is owned 51.0% by Deylau, an entity controlled by Mr. Kos, 25% by the David J. Chernicky Trust, 18.4% by 2100 Energy, an entity controlled by Larry Lee, and 5.6% by NSEC. If the Second Transfer is consummated, then the General Partner will be owned 69.4% by 2100 Energy, 25% by the David J. Chernicky Trust and 5.6% by NSEC.
If the Second Transfer is consummated, then Mr. Lee may be deemed to control the General Partner through his ability under the GP LLC Agreement to appoint the General Partner’s directors and to decide any matters that require approval of a majority of the membership interests of the General Partner; similarly, he may be deemed to control the Partnership because of his ability to direct the management and policies of the General Partner.
Pursuant to the Purchase Agreement, at the election of 2100 Energy, following the Initial Transfer until the earlier to occur of the Second Transfer or the termination of the Purchase Agreement, (i) Deylau shall cast its vote as a member of the General Partner in favor of the election, or continuing the service, as applicable, of an individual designated by 2100 Energy on the Board and (ii) if Mr. Lee is not the individual designated by 2100 Energy to serve on the Board, then Mr. Lee shall be entitled to notice of and to attend all meetings of the Board and to receive all information provided to the members of the Board, subject to certain limitations. Mr. Lee shall have no voting rights or fiduciary obligations to the General Partner, the Partnership or the holders of Common Units based solely upon his rights as a Board observer, but he shall be bound by the same confidentiality obligations as the members of the Board.
The information included under the heading “Purchase Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01 of this Current Report on Form 8-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment No. 2 to the Partnership Agreement
In connection with the Exchange Agreement, the General Partner entered into Amendment No. 2 to the Partnership Agreement on April 27, 2015 (the “LPA Amendment”). The LPA Amendment provides for the elimination of the economic portion of the general partner interest, cancellation of all general partner units and the issuance by the Partnership of an equivalent amount of 155,102 Common Units in exchange thereof. Simultaneously with the effectiveness of the LPA Amendment, the general partner interest is ceasing to be an economic interest in the Partnership; however, the General Partner is continuing to be the general partner of the Partnership.
A copy of the LPA Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference. The description of the LPA Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the LPA Amendment.
Amendment No. 2 to Limited Liability Company Agreement of the General Partner
On April 27, 2015, the members of the General Partner entered into Amendment No. 2 (the “GP Amendment”) to the Amended and Restated Limited Liability Company Agreement of the General Partner (as amended, the “GP LLC Agreement”) to adjust the relative ownership interest among the members to give effect to the Initial Transfer (defined above). Following entry into the Amendment, the General Partner is owned 51.0% by Deylau, an entity controlled by Mr. Kos, 25% by the David J. Chernicky Trust, 18.4% by 2100 Energy and 5.6% by NSEC.

A copy of the GP Amendment is filed as Exhibit 3.2 hereto and is incorporated herein by reference. The description of the GP Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the GP Amendment.
Item 7.01 Regulation FD Disclosure
On April 27, 2015, the Partnership issued a press release announcing that it entered into the Purchase Agreement described in Item 1.01 of this Current Report. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits:

3.1	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of New Source Energy Partners L.P., dated as of April 27, 2015.

3.2	Amendment No. 2 to the Amended and Restated Limited Liability Company Agreement of New Source Energy GP, LLC, dated as of April 27, 2015.

10.1	Purchase Agreement, dated April 27, 2015, by and among Deylau, LLC, 2100 Energy LLC and New Source Energy Partners L.P. (for the limited purposes contained therein).

10.2
Seventh Amendment to Credit Agreement, dated as of April 27, 2015, by and among New Source Energy Partners L.P., as borrower, Bank of Montreal, as administrative agent, and the other lenders party thereto.

10.3	Exchange Agreement, dated April 27, 2015, between New Source Energy Partners L.P. and New Source Energy GP, LLC.

99.1	Press Release issued by New Source Energy Partners L.P., dated April 27, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Source Energy Partners L.P.

	By:	New Source Energy GP, LLC, its general partner

Dated: April 29, 2015	By:	/s/ Kristian B. Kos
	Name:	Kristian B. Kos
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of New Source Energy Partners L.P., dated as of April 27, 2015.
3.2	Amendment No. 2 to the Amended and Restated Limited Liability Company Agreement of New Source Energy GP, LLC, dated as of April 27, 2015.
10.1	Purchase Agreement, dated April 27, 2015, by and among Deylau, LLC, 2100 Energy LLC and New Source Energy Partners L.P. (for the limited purposes contained therein).
10.2
Seventh Amendment to Credit Agreement, dated as of April 27, 2015, by and among New Source Energy Partners L.P., as borrower, Bank of Montreal, as administrative agent, and the other lenders party thereto.

10.3	Exchange Agreement, dated April 27, 2015, between New Source Energy Partners L.P. and New Source Energy GP, LLC.
99.1	Press Release issued by New Source Energy Partners L.P., dated April 27, 2015.